UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     July 29, 2004

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DELUXE CORPORATION
(Exact name of registrant as specified in its charter)

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Minnesota	1-7945	41-0216800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3680 Victoria St. North, Shoreview, Minnesota	55126-2966
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 483-7111

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.   Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release, dated July 29, 2004, of Deluxe Corporation reporting results from second quarter, 2004.

Item 12.   Results of Operations and Financial Condition.

Furnished as Exhibit 99.1 is a press release of Deluxe Corporation reporting results from second quarter, 2004.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2004

DELUXE CORPORATION
/s/ Anthony C. Scarfone
Anthony C. Scarfone Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibits		Page No.
99.1	Press Release, dated July 29, 2004, of Deluxe Corporation reporting results from second quarter, 2004